UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2017, SeaWorld Parks and Entertainment, Inc. (“SEA”), a wholly-owned subsidiary of SeaWorld Entertainment, Inc.  (the “Company”), entered into a License Agreement (the “License Agreement”) with Sesame Workshop (“Sesame”), a New York not-for-profit corporation.  The License Agreement extends SEA’s status as Sesame Workshop’s exclusive theme park partner in the United States, Puerto Rico, and the U.S. Virgin Islands (the “Territory”), with the second Sesame Place® theme park scheduled to open no later than mid-2021. After the opening of the second Sesame Place, the Company will have the option to build additional Sesame Place theme parks in the Territory.

Under the terms of the License Agreement, including the requirement for certain subsequent approvals from Sesame, Sesame granted SEA the right to use the Sesame Street Elements (as defined below) (a) in connection with the design, building, installation, theming, promotion, and operation of SEA’s existing Sesame Place theme park, located in Langhorne, Pennsylvania (the “Langhorne Sesame Place”) and additional Sesame Place theme parks in the United States (collectively, the “Standalone Parks”); (b) in connection with the design, building, installation, theming, promotion, and operation of SEA’s existing Sesame Lands (currently known as Sesame Street® Bay of Play at SeaWorld San Antonio, Sesame Street Bay of Play at SeaWorld San Diego, Sesame Street Safari of Fun at Busch Gardens Tampa, and Sesame Street Forest of Fun at Busch Gardens Williamsburg) and additional Sesame Lands, including a Sesame Land at SeaWorld Orlando scheduled to be built by fall 2022 (collectively, the “Sesame Lands”); (c) in connection with the Licensed Products (as defined below); (d) in marketing and promotional activities related to the Standalone Parks and Sesame Lands, including without limitation, marketing, advertising and promotion, character appearances and live presentations (both in park and in off-site promotional activities such as schools, parades, conventions, etc.), and the Licensed Products; and/or (e) to seek and to enter into sponsorship agreements for specific sponsorships of Sesame Street-themed attractions.

In addition, SEA has been granted a license to (i) develop and manufacture or have developed and manufactured products that utilize the Sesame Street Elements or to purchase products that utilize the Sesame Street Elements from Sesame’s third party licensees (collectively, the “Licensed Products”), (ii) to market, promote, advertise, distribute and sell the Licensed Products within each of SEA’s theme parks and through online stores on SEA’s websites and targeted primarily to consumers in the United States and (iii) to contract with third party vendors to promote, distribute and sell the Licensed Products within the United States.

The term “Sesame Street Elements” means all current and hereafter developed or owned titles, marks, names, characters (including any new Sesame Street characters shown on Sesame Street and owned in whole or controlled by Sesame), images, likenesses, audio, video, audiovisual, logos, themes, symbols, copyrights, trademarks, service marks, visual representations and designs, and other intellectual property (whether in two- or three-dimensional form and including animated and mechanical representations) owned or controlled by Sesame (or its affiliates), and associated with the “Sesame Street” television property, whether previously (unless retired) or currently on “Sesame Street” or whether hereafter developed or owned and the names and marks “Sesame Place” and “Sesame Land,” but expressly excluding “Kermit the Frog.”

Sesame has reserved rights to build family entertainment centers using the Sesame Street Elements subject to certain territorial restrictions surrounding SEA’s Sesame Place Standalone Parks and Sesame Lands within the Territory.

The License Agreement has an initial term through December 31, 2031, with an automatic additional 15 year extension plus a 5 year option added from each new Standalone Park opening.  In connection with the execution of the License Agreement, the existing agreements between Sesame Workshop and SeaWorld Parks & Entertainment LLC (f/k/a Busch Entertainment Corporation), an affiliate of SEA, were terminated, including without limitation:

1.

Amended and Restated Agreement, dated April 1, 1983, by and between SeaWorld Parks & Entertainment LLC (f/k/a SPI, Inc.) and Sesame Workshop (f/k/a Children’s Television Workshop) (the “1983 Sesame Agreement”);

2.

Amendment, dated August 24, 2006, to the Amended and Restated Agreement, dated April 1, 1983, by and between SeaWorld Parks & Entertainment LLC (f/k/a SPI, Inc.) and Sesame Workshop (f/k/a Children’s Television Workshop) (the “Amendment to 1983 Sesame Agreement”);

3.

Change in Control Notification and Consent, dated October 6, 2009, pursuant to the license agreement, dated April 1, 1983, as amended on August 24, 2006, between SeaWorld Parks & Entertainment LLC (f/k/a Busch Entertainment Corporation) and Sesame Workshop (the “Change in Control Notification and Consent (1983 License Agreement)”);

4.	License Agreement, dated August 24, 2006, by and between Sesame Workshop and SeaWorld Parks & Entertainment LLC (f/k/a Busch Entertainment Corporation) (the “2006 License Agreement”); and
5.

Change in Control Notification and Consent, dated October 6, 2009, pursuant to the license agreement, dated August 24, 2006, between SeaWorld Parks & Entertainment LLC (f/k/a Busch Entertainment Corporation) and Sesame Workshop (the “Change in Control Notification and Consent (2006 License Agreement)”).

Pursuant to the License Agreement, SEA pays a specified annual license fee, as well as a specified royalty based on revenues earned in connection with sales of Licensed Products, all food and beverage items utilizing the licensed elements and any events utilizing such elements if a separate fee is paid for such event.

The parties have agreed to indemnify each other from and against third party claims and expenses arising from their respective performance under the License Agreement or any breach thereof.  The parties have certain termination rights under the License Agreement, including without limitation Sesame Workshop’s right to terminate the License Agreement in whole or in part under certain limited circumstances, including a change of control of SEA or the Company, SEA’s bankruptcy or uncured breach of the License Agreement, or the termination of the License Agreement regarding the Langhorne Sesame Place theme park.  In the event Sesame consents to a change of control of SEA or the Company, or the sale of the Langhorne Sesame Place and at least one other SEA theme park, then SEA must pay Sesame a certain transfer consent fee.

The License Agreement provides for a three tier dispute resolution mechanism which includes an arbitration clause and provides for liquidated damages in certain amounts for certain breaches by either party.

Item 1.02Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.  For further information regarding the 1983 Sesame Agreement, the Amendment to 1983 Sesame Agreement, the Change in Control Notification and Consent (1983 License Agreement), the 2006 License Agreement and the Change in Control Notification and Consent (2006 License Agreement), each of which was terminated in connection with the execution of the License Agreement, see “Item 1. Business―Intellectual Property―Sesame Licenses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission.

Item 7.01Regulation FD Disclosure.

In a joint press release issued on May 18, 2017, the Company, SEA and Sesame announced the entry into the License Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 99.1	Press release of SeaWorld Entertainment, Inc., dated May 18, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections.  These statements include, but are not limited to, statements related to the Company’s plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations with respect to the opening of the second Sesame Place theme park and additional Sesame Place theme parks.  These forward-looking statements, which are identified by words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “scheduled” are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, including the risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission (“SEC”). The Company’s filings with the SEC are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldentertainment.com.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: May 18, 2017	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.1	Press release of SeaWorld Entertainment, Inc., dated May 18, 2017